H.C. Wainwright 4th Annual Neuropsychiatry Virtual Conference

June 26, 2023

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, including through entering into partnering arrangements, the application of our proprietary platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not have sufficient capital to complete the development processes for our product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-Core Assets

Testosterone Replacement Therapy: TLANDO® (Ex-US) and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value Events

Mid 2023

LPCN 1148: Phase 2 POC Cirrhosis Study Topline Results

Q3 2023

LPCN 1154: FDA Meeting to Discuss Pivotal Study Design

Q4 2023

LPCN 1154: Confirmatory Pivotal PK Study First Subject Dosed Projected

Validated Proprietary Lip'ral Technology Platform

Oral Enablement of Brexanolone



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Achieved Relevant Systemic Levels in Phase 1 Study



Observed PK Profile Post Oral Administration
Mean Plasma Concentration of Brexanolone (ng/mL)
0
10
20
30
40
50
60
70
0
4
8
12
16
20
24
Time (hr)

Study in post-menopausal women (n=12) with Lip'ral based oral dosage form

Curated Clinical Development Focus

Oral Neuroactive Steroids (NASs)

Significant Unmet Needs in Central Nervous System Disorders (CNS)

Psychiatry

Depression Disorders (e.g. PPD, MDD, TRD): Robust and durable efficacy, fast onset, good tolerability, improved compliance, affordable, and easy access

Neurology

Epilepsy: Novel MOA targeting women with active epilepsy (WWE)

Movement Disorders: No medications developed specifically for essential tremors (ET), only one approved >50 years ago

Targeting Differentiating Value Propositions

LPCN 1154

Oral postpartum depression (PPD) treatment option with high remission and faster onset

LPCN 2101

New MOA for treating women with active epilepsy

Large and growing CNS market


$89 bn
CAGR 9.4%
$166 bn
2021
2028

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Initiate pivotal study, Q4 2023
LPCN 1148 *(Liver Cirrhosis - Hepatic Encephalopathy; Secondary Sarcopenia)*						Phase 2 POC topline results, mid 2023
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid						Exploratory

Unlocking Value Through Partnering

Why Partnering?

- Enables focus on CNS opportunities
- Candidate advancement
- Risk diversification
- Potential for non-dilutive financing
- Improved resource management

Assets for Partnering


Development Candidate (Indication)
Pre-Clinical
Phase 1
Phase2/POC
Pivotal
Approved
TLANDO® (ex-US)
(Testosterone Replacement Therapy)
LPCN 1111
(Once Daily Testosterone Replacement Therapy)
LPCN 1107
(Prevention of Preterm Birth)
LPCN 1144
(Non-Cirrhotic NASH)
LPCN 1148
(Decompensated Liver Cirrhosis)

LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



Postpartum Depression (PPD)

A Major Depressive Disorder Within Weeks of Childbirth

- Estimated patients in the U.S. with PPD: ~500K annually[1]
- The prevalence of adolescent-onset PPD is two-folds higher than adult-onset PPD[2]
- Suicide/suicide ideation, a significant concern: Suicide is a leading cause of maternal death in the first year following childbirth[3]
  - Up to 30% of women with PPD experience suicidal ideations[4]
- Warrants ensuring no harm done to mother and infant
- Negative impact on family


A Serious Condition in Need of a Highly Effective Fast-Acting Oral Treatment

LIPOCINE ENHANCING HEALTH

1. CDC's Pregnancy Risk Assessment: https://www.cdc.gov/reproductivehealth/depression/index.htm
2. sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO (brexanolone) injection, for intravenous use
3. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
4. Mauri et al. Arch Womens Ment Health, 2012; 15(1): 39-47

Limitations of Current Pharmacological Treatment Modality for PPD

PPD – A Substantial Opportunity

SSRIs/SNRIs	Injectable Brexanolone
(Not approved for PPD indication, off label use)	(The only FDA approved treatment)
Slow onset of antidepressant action – may take 4-6 weeks[1]	Logistics of 60-hour IV infusion
Treatment duration – acute for 6–8 weeks, followed by 4–9 months of continuation treatment[2]	Inpatient administration
Efficacy – low pharmacotherapy response after 6-8 weeks[2]	~39% of AEs are related to IV infusion administration errors[5]
Tolerability – side effects such as sexual dysfunction and weight gain[3]; side effects upon discontinuation[4]	Frequent monitoring for excessive sedation
	Accessibility Challenges: Overnight stays; providers and facility certification; affordability

Market in Need of a Highly Efficacious, Fast-Acting, and Convenient Antidepressant

1. Boesen et al., Epidemiol Psychiatr Sci. 2021; 30, e35, 1-10.
2. Kennedy et al. J Psychiatry Neurosci. 2002 Jul;27(4):269-80.
3. Ferguson JM. Prim Care Companion J Clin Psychiatry. 2001 Feb; 3(1): 22–27.
4. Warner et al. Am Fam Physician. 2006;74(3):449-456
5. FDA Adverse Event Reporting System (FAERS) Public Dashboard

LPCN 1154

Strong Pharmacological Rationale

Mechanism of Action

Brexanolone is a positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Hormonal changes leading to GABA dysfunction are common in depression and pregnancy

GABA Receptor Substrates Binding


GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

LPCN 1154: A New Paradigm in Oral Treatment for PPD

Rapid Relief Matters

Product Candidate Attributes

- Monotherapy or add-on therapy
- Convenient oral for outpatient use
- Bioidentical to naturally occurring neuroactive steroid, allopregnanolone

Product Candidate Differentiation

Ideal for patients

- in need of rapid relief with high remission rate and short treatment duration
- with severe PPD; with acutely elevated suicide risk

No IV infusion challenges - anxiety, resource demands, preparation/administration errors, patient counseling, burdensome on family

No sexual dysfunction and weight gain side effects

Brexanolone Efficacy Advantage

Brexanolone

Symptom relief as early as 24h

Up to 75% remission post **~3 days** treatment[1]

SSRI/SNRI

Low remission post **4-8 weeks** treatment[2]

Zuranolone™

Remission of 19% at day 3 and 45% remission post **2 weeks** treatment[3]

Remission defined as (HAMD-17 score ≤7)

1. LPCN 1154 target label based on Zulresso (sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO),
2. Kennedy et al. J Psychiatry Neurosci. 2002 Jul;27(4):269-80.
3. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9

Pilot PK Bridge Study Results

Dosing Regimen Identified for Confirmatory PK Study

Comparative Exposure

PK Parameter	Ratios (%) of geometric mean LPCN 1154 vs IV brexanolone	
	DR 1 vs IV 60 µg*	DR 2 vs IV 90 µg
AUC_{∞}	98%	83%
C_{max}	114%	79%

- Showed comparable PK exposure to both efficacious doses of IV Brexanolone (i.e., 60 µg /kg/hr and 90 µg /kg/hr)

Safety and Tolerability

- LPCN 1154 was well-tolerated
- All AEs were mild or moderate in severity
  - AEs were similar across trial arms
  - Majority (63%) AEs were venipuncture site pain (PK draws) or venipuncture site reactions (IV infusions)
- No Serious Adverse Events were observed
- No hypoxia or sedation-related adverse events were observed
- No concerning safety signals related to vital signs were observed throughout the study
- No dropouts - All participants completed all dosing periods

*Interpolated from 90 µg/kg/hr IV infusion data
60 µg and 90 µg refer to the maximum dose in the IV regimen (60 µg /kg/hr and 90 µg /kg/hr)

Brexanolone Safety

Continuous IV Brexanolone infusion

Post-market Experience

Zulresso REMS: 3-year (March 2022) Assessment Report (n=545)*

- LOC 0 %
- Excessive sedation 1.8%

FAERS Database** (n= 189)

- IV infusion administration related AEs ~39%
- Sedation ~3%
- Somnolence ~6%

LPCN 1154 Oral Brexanolone

Clinical Study Experience*, (n=100)** :

- LOC 0%
- Sedation 0%
- Dizziness, presyncope, vertigo 1.6%#

*sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO (brexanolone) injection,
**n=180, FAERS database as of March 31, 2023 FDA Adverse Event Reporting System (FAERS) Public Dashboard | FDA
***Lipocine internal data of 100 participant-dosing events
#At pre-dose, and is not considered a treatment-emergent adverse event

LPCN 1154

Streamlined Pathway to NDA Submission Goal in 2024

Initiate 4Q 2023

Phase 1	Pilot PK Bridge Study	PK Pivotal Study
Successful single dose study completed Established feasibility of oral administration	**Positive Topline Results**	**Confirmatory trial to establish efficacy for NDA submission***

*Labeling studies may be needed for NDA submission

LPCN 1148

for the Management of Liver Cirrhosis

- Hepatic Encephalopathy (HE)
- Secondary Sarcopenia (SS)



Hepatic Encephalopathy, a Nervous System Disorder in Cirrhosis



100
80
60
40
20
0
Survival (%)
Neither Sarcopenia, nor HE
Sarcopenia or HE
Sarcopenia and HE
p=0.01
p<0.001
0
4
8
12
16
20
24
Follow-up (mo)

Pt followed (no.)	0	4	8	12	16	20	24
Neither Sarcopenia, nor HE	348	256	210	183	153	135	117
Sarcopenia or HE	254	166	125	99	81	71	58
Sarcopenia and HE	75	29	21	18	12	8	8

Bhanji et al. Hepatology International (2018) 12:377–386

Precipitation of HE due to Ammonia Buildup

Decrease in hepatic function
↓
Dependence on muscle for detoxification
↓
Muscle-mass depletion
↓
Systemic accumulation of ammonia
↓
Hepatic Encephalopathy

Liver Cirrhosis Management – Opportunity

Prevalence

Over 2 million cases[1]; 500k+ with decompensation[2]

62% on liver transplant waitlist are male[3]

40-70% of men with cirrhosis have sarcopenia[4,5]

~30-40% of men with cirrhosis experience overt HE[6]

Standard of Care Limitations

No approved drug for secondary sarcopenia (**SS**)

Rifaximin and lactulose for hepatic encephalopathy (**HE**)

- Limited efficacy
- Tolerability issues

Unmet Need

SS: Improve survival/ quality of life for patients on transplant list

Improvement of post-transplant outcomes /lowered cost of care

HE: Novel MOA

1. Moon, Clin Gas and Hep, 2019. 2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021. 3. Sarkar et al. J Hepatol. 2015
4. Sinclair, Ailment Pharmacol Ther, 2016. 5. Lai, Am J Transplant, 2014. 6. Grønkjær et al., Gastroenterol Nurs. 2018 Nov/Dec;41(6):468-476.

LPCN 1148

Management of Liver Cirrhosis: Hepatic Encephalopathy; Secondary Sarcopenia

Product Candidate Attributes

- Androgen receptor agonist
- Oral dosage form comprising testosterone laurate, a unique prodrug of endogenous testosterone
- Potential for Orphan Drug Designation

Product Candidate Differentiation

- Novel Multi-Modal MOA
- Only candidate in development for secondary sarcopenia in cirrhosis - no approved SOC

LPCN 1148 - Novel Multi-Modal Mechanism of Action for Liver Cirrhosis

Anabolic[1]

Increase muscle mass and strength[2]; Reduce fat mass[3]; Increase bone density[4]; Inhibit myostatin[5]; Improve appetite and nutritional status*

Ammonia Detoxification

Improve liver health; Improve muscle disorders; Antibacterial

Androgenic

Induce hematopoiesis[6]; Improve endocrine/sexual dysfunction[7]

Anti-Inflammatory[8,9]

Reduce IL-1, IL-6, and TNF-α[10]

Improve immuno-dysregulation[11]

Lower infection rate

Protein Modulation

Albumin increase; Muscle protein synthesis; Lower SHBG

1. Gentile MA et al., J Mol Endocrine, 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Shalender Bhasin, Clin Infect Dis. 2003;37 Suppl 2:S142-9
4. Snyder et al. JAMA Intern Med. 2017 Apr 1;177(4):471-479
5. Dasarathy and Merli, J Hepatol. 2016
6. Basaria, S., Dobs, A.S. (2003). Androgens and the Hematopoietic System. In: Bagatell, C.J., Bremner, W.J. (eds) Androgens in Health and Disease.
7. Rizk et al., Curr Opin Urol 2017
8. Kelly and Jones, J Endocrinol, 2013
9. Zhang et al., J Cardiovasc Pharmacol Ther. 2021 Nov;26(6):638-647
10. Mohamad et al. Aging Male. 2019 Jun;22(2):129-140.
11. Nakashima et al., Kidney Int Rep. 2017 Nov; 2(6): 1160–1168

*individual's health condition as it is influenced by the intake and utilization of nutrients

LPCN 1148 - Development Status

POC Topline Results Expected in Mid-2023

Phase 2 POC study (NCT04874350)

Randomized placebo-controlled study in sarcopenic male patients with cirrhosis

Endpoints:

Primary: Change in Skeletal Muscle Index at Week 24

Key Secondary:
- Overall survival, hospitalization rates
- Change in number of waitlist events
- Rates of breakthrough hepatic encephalopathy/ascites
- Change from baseline in Liver Frailty Index, Myosteatosis
- Patient Reported Outcomes (PRO's)


SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

LPCN 2101

for Women With Active Epilepsy (WWE)



Women with Epilepsy (WWE) of Childbearing Age

Treatment Challenges



Seizure Control

- Drug-drug interaction



Pre-Pregnancy

- Planned pregnancy
  - AED selection
- Unplanned pregnancy
  - Contraception failure



Pregnancy

- Fetal/neonatal toxicity
- Adherence to AEDs
- Lowest effective dose, monotherapy AED preferred



Comorbidities

- Anxiety
- Depression

AED = Antiepileptic Drug

S.Bangar et al. Functional Neurology 2016; 31(3): 127-134
Reimers et al. Seizure. 2015 May;28:66-70.

Women with Epilepsy (WWE) of Childbearing Age - Opportunity

Prevalence

~ 900,000 of women of childbearing (CB) suffer from active epilepsy in US[1,2]

~ 80% of WWE reported at least one unintended pregnancy[3]

Depression is the most frequent psychiatric comorbidity in epilepsy[4]

Standard of Care Limitations

No drug approved specifically for WWE

Most approved ASMs have fetal toxicity risk

~ One third of adult patients are non-responsive[5]

Limited options to address mood disorder comorbidities

Drug-drug interaction risk

Unmet Need

Seizure control with low/no teratogenic risk

Address special considerations for WWE

Novel MOA

Address associated mood disorders

1. https://www.statista.com/statistics/241488/population-of-the-us-by-sex-and-age/
2. https://www.cdc.gov/mmwr/volumes/66/wr/mm6631a1.htm
3. Herzog et al. Neurology. 2017 Feb 21;88(8):728-733
4. Kanner AD, Epilepsy Curr. 2006 Sep; 6(5): 141–146
5. https://www.epilepsy.com/treatment/medicines/drug-resistant-epilepsy

LPCN 2101

Novel Potential Alternative for WWE

Product Candidate Attribute

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing WWE unmet needs

Active is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for favorable drug-drug interactions

Exploratory Candidate



Oral Brexanolone for Depression Disorders

A New Paradigm in Oral Treatment for Depression

Target attributes: Fast onset, robust efficacy, and durable response

- **Major Depressive Disorder (MDD)**
  - 21.0 million adults in U.S. (8.4% of all adults) had at least one major depressive episode
  - Globally, an estimated 5% of adults suffer from depression
  - A leading causes of disability worldwide
- **Treatment-resistant major depressive disorder (TRD)**
  - 1/3rd of patients with MDD do not experience adequate relief of depressive symptoms after treatment with multiple therapies and are considered to have TRD
  - 7-fold higher suicide rate, lower remission rates, higher relapse rate, pronounced functional impairment, and substantially lower quality of life, compared to patients with MDD who respond to antidepressant treatment
  - Approximately 2.8 million in US
- **Generalized anxiety disorder (GAD) in MDD**
  - GAD and MDD are commonly co-occurring disorders

Brexanolone is an approved neuroactive steroid for depression, a validated unique MOA

https://www.nimh.nih.gov/health/statistics/major-depression
https://www.who.int/news-room/fact-sheets/detail/depression